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CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 28, 2024 (the “Second Amendment Effective Date”), is entered into by and among AKERO THERAPEUTICS, INC., a Delaware corporation, and each of its Subsidiaries joined hereafter from time to time (hereinafter collectively referred to as “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of June 15, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the Second Amendment Effective Date, including by that certain First Amendment to Loan and Security Agreement dated as of June 7, 2023, collectively, the “Loan Agreement”).
B.
Borrower has requested that Agent and the Lenders extend additional credit to Borrower and otherwise agree to certain amendments to the Loan Agreement. Agent and the Lenders have agreed to such request, subject to the terms and conditions hereof.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment, assuming the effectiveness hereof).
(b)
Rules of Construction. The rules of construction in Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
Upon satisfaction of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:
(i)
New Definitions. The following defined terms and their definitions are added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

“Equity Condition Milestone Date” means the date on which Agent receives evidence reasonably satisfactory to Agent that Borrower has received Qualified Equity Issuance Net Proceeds of no less than One Hundred Fifty Million Dollars ($150,000,000) in aggregate at any time from (and including) February 8, 2024 until (and including) June 15, 2024, in each case, subject to verification by Agent of Borrower’s receipt of such Qualified Equity Issuance Net Proceeds (including supporting documents as reasonably requested by Agent).

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“Second Amendment Effective Date” means February 28, 2024.

(ii)
Deleted Definitions: The following defined terms and their definitions in Section 1.1 of the Loan Agreement are deleted in their entirety:

“Interest Only Extension Conditions”, “Tranche II Milestone Date”, “Tranche III Milestone Date”

(iii)
Amended Definitions: The following defined terms and their respective definitions in Section 1.1 of the Loan Agreement are hereby amended in its entirety and replaced with the following:

“Amortization Date” means January 1, 2026.

“Permitted Convertible Debt Financing” means issuance by Akero Therapeutics of convertible notes in an aggregate principal amount of not more than Two Hundred Fifty Million Dollars ($250,000,000) or such greater amount as the Agent shall have consented to in writing in its sole discretion; provided that such convertible notes shall (a) both immediately prior to and immediately after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (b) have no scheduled amortization or principal payments, mandatory redemptions or other required payments of principal prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, other than customary payments upon a “change of control”, “fundamental change”, “make- whole fundamental change” or any comparable term (it being understood that a holder’s option to convert any such Indebtedness into Common Stock (and Cash in lieu of fractional shares) shall not be considered a required mandatory redemption or payment of principal), (c) be unsecured, (d) not be guaranteed by any Subsidiary of Akero Therapeutics that is not a Borrower, (e) contain usual and customary subordination terms for underwritten offerings of senior subordinated convertible notes as reasonably determined in good faith by Borrower’s Board of Directors or a committee thereof, (f) shall be Indebtedness of Akero Therapeutics and not of any Subsidiary thereof, and (g) shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term so that the subordination terms referred to in clause (e) of this definition specifically refer to such notes as being subordinated to the Secured Obligations pursuant to such subordination terms. For the avoidance of doubt, Permitted Convertible Debt Financing shall not constitute Subordinated Indebtedness.

“Qualified Equity Issuance Net Proceeds” means the net proceeds in Cash (excluding any conversion of existing notes, share repurchases, or other holdbacks or discounts) received by Akero Therapeutics as consideration for any (a) public or private sale or issuance of any Qualified Equity Interests of Akero Therapeutics, (b) contribution to the equity capital of Akero Therapeutics (other than in exchange for Disqualified Equity Interests), (c) sale or issuance of Indebtedness of Akero Therapeutics (other than intercompany Indebtedness) occurring on or after February 1, 2024, which constitutes a Permitted Convertible Debt Financing that

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matures on or after the date that is six (6) months after the Term Loan Maturity Date and, (d) interest, returns, profits, dividends, distributions and similar amounts received in connection with a Permitted Royalty Transaction, (d) sale or issuance of Subordinated Indebtedness, or (e) entry into a development and commercialization agreement relating to a product candidate of Borrower; provided that the amount of Cash received by Akero Therapeutics is, (i) in the case of clauses (a) and (b) above, measured at the time made and without adjustment for subsequent changes in value, payable for the fair market value of sale, issuance or contribution and any other property received in connection with such sale, issuance or contribution, and paid by any Person that is not Borrower or its Subsidiary, and (ii) in the case of clause (c) above, the aggregate principal amount of Indebtedness so converted or exchanged.

“Term Loan Advance” means each Tranche I Advance, Tranche II Advance, Tranche III Advance, Tranche IV Advance, Tranche V Advance and any other Term Loan funds advanced under this Agreement.

“Term Loan Maturity Date” means March 1, 2027; provided that if such day is not a Business Day, the Term Loan Maturity Date shall be the immediately preceding Business Day.

(iv)
Amended Definitions: Clause (xiii) of the defined term “Permitted Investments” in Section 1.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“(xiii) Investments made in connection with [***], provided that such Investments under this clause (xiii) do not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate at any time; and”

(v)
New Definitions. The following defined term is added to Section 1.2 of the Loan Agreement as follows:

Tranche V Advances	2.1(a)

(vi)
Term Commitment. Section 2.1(a) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“(a) Term Commitment.

(i)
Tranche I. Subject to the terms and conditions of this Agreement, (A) on the Closing Date, Lenders shall severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an amount equal to Ten Million Dollars ($10,000,000) in accordance with their respective Tranche I Commitments, and (B) at any time from the Closing Date until June 15, 2023, Borrower may request and Lenders shall severally (and not jointly) make one or more additional Term Loan Advances in minimum increments of Five Million Dollars ($5,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn

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pursuant to this Section 2.1(a)(i)(B)) in an aggregate principal amount up to Ten Million Dollars ($10,000,000) in accordance with their respective Tranche I Commitments (such Term Loan Advances, the “Tranche I Advances”). After repayment, no Tranche I Advance (or any portion thereof) may be reborrowed.
(ii)
Tranche II. Subject to the terms and conditions of this Agreement, (A) prior to the Second Amendment Effective Date, Lenders made, severally (and not jointly), a Term Loan Advance to Borrower in an amount equal to Five Million Dollars ($5,000,000) in accordance with their respective Tranche II Commitments, and (B) on the Second Amendment Effective Date, Lenders shall severally (and not jointly) make additional Term Loan Advances, in a single disbursement, in an amount equal to Ten Million Dollars ($10,000,000) in accordance with their respective Tranche II Commitments (such Term Loan Advances, the “Tranche II Advances”). After repayment, no Tranche II Advance (or any portion thereof) may be reborrowed.
(iii)
Tranche III. Subject to the terms and conditions of this Agreement and the occurrence of the Equity Condition Milestone Date, at any time from June 15, 2024 until June 15, 2025, Borrower may request, and Lenders shall severally (and not jointly) make, one or more additional Term Loan Advances in minimum increments of Five Million Dollars ($5,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.1(a)(iii)) in an aggregate principal amount up to Thirty Million Dollars ($30,000,000) in accordance with their respective Tranche III Commitments (such Term Loan Advances, the “Tranche III Advances”). After repayment, no Tranche III Advance (or any portion thereof) may be reborrowed.
(iv)
Tranche IV. Subject to the terms and conditions of this Agreement and the occurrence of the Equity Condition Milestone Date, beginning on the earlier of (x) the making of Tranche III Advances in an amount equal to the full Tranche III Commitments and (y) June 15, 2025, until June 15, 2026, Borrower may request, and Lenders shall severally (and not jointly) make, one or more additional Term Loan Advances in minimum increments of Five Million Dollars ($5,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.1(a)(iv)) in an aggregate principal amount up to Thirty-Five Million Dollars ($35,000,000) in accordance with their respective Tranche IV Commitments (such Term Loan Advances, the “Tranche IV Advances”). After repayment, no Tranche IV Advance (or any portion thereof) may be reborrowed.
(v)
Tranche V. Subject to the terms and conditions of this Agreement and conditioned on approval by the Lenders’ investment committee in its sole and unfettered discretion, prior to the Amortization Date, Borrower may request, and Lenders shall severally (and not jointly) make, one or more additional Term Loan Advances in minimum increments of Five Million Dollars ($5,000,000) (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.1(a)(v)) in an aggregate principal amount up to Fifty Million Dollars ($50,000,000) in accordance with their respective Tranche V Commitments, to be

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used, among other things, to fund the pipeline expansion and strategic business development efforts of Borrower (such Term Loan Advances, the “Tranche V Advances”). After repayment, no Tranche V Advance (or any portion thereof) may be reborrowed.”
(vii)
Distributions. Section 7.7 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) except as otherwise permitted hereunder, repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, officer, director or consultant repurchase plans, stock option plans or agreements, restricted stock agreements or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate or (d) the conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, or (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit (i) the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or the Borrower’s delivery of the conversion consideration in connection therewith or the delivery of Common Stock and Cash in lieu of fractional shares of Common Stock in exchange for, or to induce the conversion of, Permitted Convertible Debt Financing; provided that the conversion consideration (or exchange or inducement consideration) paid to such holders is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock (provided further that the amount of Cash in lieu of fractional shares of Common Stock paid to holders of Permitted Convertible Debt Financing in connection with the conversion or exchange thereof, or the inducement to convert Permitted Convertible Debt Financing, shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year of the Borrower), or (ii) the making of any interest payments with respect to any Permitted Convertible Debt Financing to the extent not otherwise prohibited by this Agreement.”

(viii)
Minimum Cash. Section 7.19 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

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“7.19 Minimum Cash. Beginning on the earlier of (i) date on which the outstanding principal amount of the Term Loan Advances first exceeds Seventy Million Dollars ($70,000,000) and (ii) January 1, 2026, and at all times thereafter, Borrower shall maintain Qualified Cash in an amount greater than or equal to (x) the outstanding principal amount of the Term Loan Advances, multiplied by (y) sixty percent (60%).”

(ix)
Permitted Convertible Debt Financing. Section 7.22 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“7.22 Permitted Convertible Debt Financing. (a) Make or permit any payment on Permitted Convertible Debt Financing except (i) interest payments to the extent not otherwise prohibited by this Agreement and (ii) the Borrower’s delivery of conversion consideration in connection with the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or the delivery of common stock and Cash in lieu of fractional shares of Common Stock to induce the conversion of Permitted Convertible Notes; provided that the conversion consideration (or inducement consideration) paid to such holders is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock (provided further that the amount of Cash in lieu of fractional shares of Common Stock paid to holders of Permitted Convertible Debt Financing in connection with the conversion thereof, or the inducement to convert Permitted Convertible Debt Financing, shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year of the Borrower), or (b) redeem or repurchase any Permitted Convertible Debt Financing (other than the repurchase of Permitted Convertible Debt Financing in exchange for Common Stock and Cash in lieu of fractional shares of Common Stock); provided that the repurchase consideration paid to the holders of Permitted Convertible Debt Financing is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock (provided further that the amount of Cash in lieu of fractional shares of Common Stock paid to holders of Permitted Convertible Debt Financing in connection with the repurchase thereof shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year of the Borrower). In no event shall the foregoing permit Borrower to pay holders of Permitted Convertible Debt Financing Cash in connection with mandatory repurchase rights granted to such holders upon the occurrence of a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term.”

(x)
Post-Closing Obligation. Section 7.24 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“7.24 Post-Closing Obligation.

(a)
Within thirty (30) days after the Closing Date, Borrower shall have delivered to Agent policies and endorsements with respect to the insurance of the Loan Parties in accordance with the requirements of Section 6.2; and

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(b)
Within ten (10) Business Days after the Second Amendment Effective Date, Borrower shall have delivered a Warrant to Hercules Private Credit Fund 1 L.P. with respect to its Term Commitment, in the same form as the Warrant issued to the Lenders on the Closing Date.”
(xi)
Notice. Clause (a) and (b) of Section 11.2 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, Cristy Barnes, Himani Bhalla and Briana Gironda
1 North B ST, Suite 2000

San Mateo, CA. 94401
email: [***]
Telephone: [***]

If to the Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, Cristy Barnes, Himani Bhalla and Briana Gironda
1 North B ST, Suite 2000

San Mateo, CA. 94401
email: [***]
Telephone: [***]

(xii)
Exhibit A to the Loan Agreement is hereby replaced with Exhibit A attached hereto.
(xiii)
Exhibit E to the Loan Agreement is hereby replaced with Exhibit E attached hereto.
(xiv)
Schedule 1.1 to the Loan Agreement is hereby replaced with Schedule 1.1 attached hereto:
(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.
SECTION 3
Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:
(a)
Agent shall have received:
(i)
this Amendment, executed by Agent, the Lenders and Borrower;

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(ii)
certified copy of resolutions of Borrower’s board of directors evidencing approval of the Bridge Loan Advances and other transactions evidenced by this Amendment;
(iii)
an Advance Request for the Tranche II Advance made on the Second Amendment Effective Date, duly executed by Borrower’s Chief Executive Officer or Chief Operating Officer;
(iv)
a current completed certificate entitled “Perfection Certificate” delivered by Borrower to Agent, signed by Borrower (the “Updated Perfection Certificate”);
(v)
certified copies of the Certificate of Incorporation and the Bylaws, as amended (if applicable) through the Second Amendment Effective Date, of Borrower;
(vi)
a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;
(b)
Borrower shall have paid:
(i)
a non-refundable amendment fee, fully earned as of the Second Amendment Effective Date, in an amount equal to One Hundred Fifty Thousand Dollars ($150,000);
(ii)
the Facility Charge, applicable to the Tranche II Advance made on the Second Amendment Effective Date, in an amount equal to Fifty Thousand Dollars ($50,000); and
(iii)
all invoiced costs and expenses then due in accordance with Section 6(d).
SECTION 4
Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof:
(a)
that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date;
(b)
that no Event of Default has occurred and is continuing;
(c)
that there has not been and there does not exist a Material Adverse Effect; and
(d)
the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.
SECTION 5
Release by Borrower.

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(a)
In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower waives the provisions of California Civil Code section 1542, which states:.

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(b)
Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.
SECTION 6
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

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(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Loan Agreement subject to the provisions set forth in Section 3.2 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the Second Amendment Effective Date, as of the date hereof, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement (as amended by this Amendment) and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the Second Amendment Effective Date the reasonable documented out-of-pocket costs and expenses of Agent and each Lender party hereto, including the reasonable documented out-of-pocket fees and disbursements of counsel to Agent and each Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Second Amendment Effective Date.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

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(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

AKERO THERAPEUTICS, INC.

Signature: /s/ Jonathan Young_______

Print Name: Jonathan Young_______

Title: Chief Operating Officer and Secretary

[SIGNATURES CONTINUE ON THE NEXT PAGE]

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AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Seth H Meyer ________

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Seth H Meyer ________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: HERCULES ADVISER LLC, its Investment Adviser

Signature: /s/ Seth H Meyer ________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.
By: Hercules Adviser LLC, its Investment Adviser

Signature: /s/ Seth H Meyer ________

Print Name: Seth Meyer

Title: Authorized Signatory

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EXHIBIT A

ADVANCE REQUEST

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EXHIBIT E

COMPLIANCE CERTIFICATE

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SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE I COMMITMENT	TRANCHE II COMMITMENT	TRANCHE III COMMITMENT	TRANCHE IV COMMITMENT	TRANCHE V COMMITMENT	TOTAL COMMITMENT
Hercules Capital, Inc.	$10,000,000	$7,500,000	$15,000,000	$17,500,000	$25,000,000	$75,000,000
Hercules Private Global Venture Growth Fund I L.P.	$5,000,000	$3,750,000	$7,500,000	$8,750,000	$12,500,000	$37,500,000
Hercules Private Credit Fund 1 L.P.	$5,000,000	$3,750,000	$7,500,000	$8,750,000	$12,500,000	$37,500,000
TOTAL COMMITMENTS	$20,000,000	$15,000,000	$30,000,000	$35,000,000	$50,000,000	$150,000,000